UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 05021

BNY Mellon Short Term Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	09/30/22

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Short Term Municipal Bond Fund

SEMI-ANNUAL REPORT September 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2022, through September 30, 2022, as provided by Thomas Casey and Jeffrey Burger, Primary Portfolio Managers with Insight North America LLC (INA), sub-adviser

Market and Fund Performance Overview

For the six-month period ended September 30, 2022, BNY Mellon Short Term Municipal Bond Fund’s (the “fund”) Class A shares produced a total return of −1.96%, Class D shares returned –1.89%, Class I shares returned −1.92% and Class Y shares returned −1.84%.1 In comparison, the fund’s benchmark, the Bloomberg Municipal Bond: 1-3 Year Blend Index (the “Index”), which is not subject to fees and expenses like a mutual fund, produced a total return of −1.49% for the same period.2

Municipal bonds generally lost ground during the reporting period, with inflation, economic uncertainty and Federal Reserve (the “Fed”) policy resulting in significant volatility and fund outflows. The fund lagged the Index, in part due to exposure to the underperformance of revenue bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all (at least 80%) of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund invests at least 80% of its net assets in municipal bonds rated investment grade (Baa/BBB or higher) at the time of purchase or the unrated equivalent as determined by the fund’s sub-adviser. For additional yield, the fund may invest up to 20% of its net assets in municipal bonds rated, at the time of purchase, below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent as determined by the fund’s sub-adviser. The fund invests principally in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of one to three years.

The fund’s portfolio managers focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, the portfolio managers use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors and securities based on their apparent relative values. The fund seeks to invest in several different sectors, but may overweight particular sectors depending on each sector’s relative value at a given time. A rigorous sell discipline is employed to continuously evaluate all fund holdings. Current holdings may become sell candidates if creditworthiness is deteriorating, if bonds with better risk and return characteristics become available, or if the holding no longer meets the portfolio managers’ strategic or structural objectives.

Market Hindered by Volatility and Fund Outflows

During the reporting period, the municipal bond market continued to experience volatility driven by economic uncertainty, rising inflation and geopolitical risk. While employment remains strong, the outcome of the Fed’s tightening policy is uncertain, with investors fearing that an economic slowdown is likely.

Inflation measures stayed near multi-decade highs during the reporting period. The Fed initiated increases in the federal funds rate, raising it by 25 basis points (bps) in March 2022 and 50 bps in May 2022. In June, July and September, rates were again raised, this time by 75 bps each time, bringing the federal funds target rate to between 3.00% and 3.25%.

Fears that the economy could slow were realized when the first-quarter GDP figures were released in April 2022 showing the economy declined somewhat. A still-strong labor market, however, suggested that the economy could rebound. Second-quarter data, however, showed that the economy shrank again, making for two consecutive quarters of decline, a rough indicator of recession.

Historically, municipal bonds have been perceived as a safe haven from turmoil in fixed-income markets. But the persistence of higher-than-expected inflation, combined with measures from the Fed to combat it, have led to significant outflows from municipal bond mutual funds. The need for fund managers to meet redemptions has only added to the downward momentum.

Although the economy has weakened, credit fundamentals in the municipal market have remained strong. In addition, turmoil has resulted in more attractive valuations in many segments of the market, creating the potential for outperformance in the future.

Exposure to Revenue Bonds Hindered Returns

The fund’s performance versus the Index was hindered primarily by an overweight to revenue bonds. Redemptions by retail investors, which have been heavy through most of the year, took a toll especially on revenue bonds. The performance of the hospital, transportation and education segments was particularly detrimental.

On a more positive note, the fund’s yield curve positioning was beneficial. With the adoption of a new benchmark, the fund moved out of intermediate bonds and into shorter maturities, providing greater protection against rising interest rates. In

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

addition, the fund’s greater emphasis on lower-rated investment grade and high yield bonds added to returns by enhancing yields. The fund did not make use of derivatives during the reporting period.

Uncertainty Continues, but Credit Fundamentals Remain Sound

The market continues to face an unusual amount of uncertainty, which is arising from the economic environment, the unknown impact of Federal Reserve policy and rising geopolitical risk. Signals from economic data remain strong, and employment remains healthy, allowing the Fed to continue to tighten policy to combat inflation. But investors remain concerned that the Fed’s tightening will result in an economic slowdown. Although uncertainty remains high, and volatility could increase in the near term, credit fundamentals remain strong, so we prefer to increase our exposure to credit risk rather than to interest-rate risk.

October 17, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares. Class D, I and Y shares are not subject to any initial or deferred sales charge. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until August 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2  Source: FactSet — The Bloomberg Municipal Bond: 3-Year Index (1-3) is an unmanaged total return performance benchmark for the investment grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 1-3 years.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Short Term Municipal Bond Fund from April 1, 2022 to September 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2022

	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.18	$2.43	$1.94	$1.94
Ending value (after expenses)	$980.40	$981.10	$980.80	$981.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2022

	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.24	$2.48	$1.98	$1.98
Ending value (after expenses)	$1,021.86	$1,022.61	$1,023.11	$1,023.11
†

Expenses are equal to the fund’s annualized expense ratio of .64% for Class A, .49% for Class D, .39% for Class I and .39% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2022 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9%
Alabama - 1.1%
Auburn University, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	1,200,000		1,234,857
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	1,250,000	[a]	1,238,679
				2,473,536
Arizona - 4.4%
Arizona, COP, Refunding, Ser. A	5.00	10/1/2025	5,000,000		5,260,135
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund LLC Obligated Group) Ser. A	4.00	11/1/2025	600,000		607,350
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund LLC Obligated Group) Ser. A	4.00	11/1/2024	600,000		605,014
Maricopa County Unified School District No. 4, GO, Ser. A	5.00	7/1/2025	1,840,000		1,925,735
The University of Arizona, Revenue Bonds (Green Bond)	5.00	6/1/2025	1,140,000		1,189,252
				9,587,486
California - 3.7%
California, GO, Refunding	5.00	4/1/2025	1,000,000		1,045,104
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	400,000		409,437
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2025	500,000		515,866
California Municipal Finance Authority, Revenue Bonds (Green Bond) (Insured; Build America Mutual)	5.00	5/15/2025	350,000		360,458
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	2,625,000	[a]	2,572,874
California University, Revenue Bonds, Refunding, Ser. B2	0.55	11/1/2026	2,000,000	[a]	1,682,689
City of Los Angeles Department of Airports, Revenue Bonds	5.00	5/15/2024	1,400,000		1,427,900
				8,014,328
Colorado - 2.1%
Colorado, COP, Ser. A	5.00	12/15/2024	1,000,000		1,035,492

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Colorado - 2.1% (continued)
Colorado Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2024	2,145,000	2,189,908
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners LLC) Ser. A	3.00	1/15/2026	600,000	574,245
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners LLC) Ser. A	5.00	1/15/2025	650,000	658,880
Vauxmont Metropolitan District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/2024	130,000	134,150
				4,592,675
Connecticut - 3.3%
Connecticut, Revenue Bonds, Ser. D	5.00	11/1/2025	3,800,000	3,987,904
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2025	850,000	885,665
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. C2	5.00	11/15/2025	1,000,000	1,032,640
New Haven, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2024	1,140,000	1,171,335
				7,077,544
District of Columbia - 1.4%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2027	3,000,000	3,059,480
Florida - 1.0%
Florida Department of Management Services, COP, Ser. A	5.00	11/1/2024	2,000,000	2,073,814
Georgia - .4%
Savannah Economic Development Authority, Revenue Bonds, Refunding (International Paper Co.)	1.90	8/1/2024	1,000,000	963,702
Illinois - 7.9%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2023	1,000,000	1,015,937
Chicago II Waterworks, Revenue Bonds, Refunding, Ser. 2017-2	5.00	11/1/2022	1,200,000	1,201,540
Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. C	5.00	12/1/2025	3,680,000	3,868,681

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Illinois - 7.9% (continued)
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	1,000,000		1,023,758
Chicago Park District, GO, Refunding, Ser. B	5.00	1/1/2025	1,000,000		1,010,720
Cook County II, GO, Refunding, Ser. A	5.00	11/15/2026	1,000,000		1,052,553
Illinois, GO, Refunding, Ser. C	4.00	3/1/2023	3,255,000		3,260,629
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B1	5.00	11/15/2024	2,000,000	[a]	2,036,398
Illinois Toll Highway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	1,500,000		1,554,578
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	1,000,000		1,026,354
				17,051,148
Indiana - 6.6%
Indiana Finance Authority, Revenue Bonds, Refunding (CWA Authority Project)	5.00	10/1/2025	3,240,000		3,397,232
Indiana Finance Authority, Revenue Bonds, Refunding (Indianapolis Power & Light Co.) Ser. A	3.13	12/1/2024	3,000,000		2,938,386
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group) Ser. A	4.00	10/1/2024	865,000		875,478
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group) Ser. A	4.00	11/1/2024	800,000		810,044
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group) Ser. A	4.00	11/1/2025	1,295,000		1,316,531
Whiting, Revenue Bonds (BP Products North America Inc.)	5.00	11/1/2022	5,000,000	[a]	5,003,841
				14,341,512
Louisiana - 2.1%
East Baton Rouge Sewerage Commission, Revenue Bonds, Refunding, Ser. B	5.00	2/1/2025	1,000,000		1,039,937
Louisiana Offshore Terminal Authority, Revenue Bonds, Refunding (Loop Project)	1.65	12/1/2023	2,500,000	[a]	2,441,018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Louisiana - 2.1% (continued)
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.10	7/1/2024	1,000,000	[a]	975,037
				4,455,992
Maine - .5%
Maine Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A1	5.00	12/1/2024	1,000,000		1,026,495
Maryland - 3.3%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B1	5.00	7/1/2025	4,000,000	[a]	4,121,060
Maryland Transportation Authority, Revenue Bonds	5.00	6/1/2023	2,990,000		3,016,395
				7,137,455
Massachusetts - 2.3%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Northeastern University) Ser. A	5.00	10/1/2024	1,580,000		1,636,431
Massachusetts Educational Financing Authority, Revenue Bonds	5.00	7/1/2025	750,000		769,852
Massachusetts Port Authority, Revenue Bonds (Green Bonds) Ser. A	5.00	7/1/2028	500,000		525,062
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	1,950,000		2,022,663
				4,954,008
Michigan - 3.4%
Lansing Board of Water & Light, Revenue Bonds, Ser. B	2.00	7/1/2026	2,000,000	[a]	1,798,751
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont Health Credit Group)	5.00	8/1/2024	2,115,000	[b]	2,176,541
Michigan Strategic Fund, Revenue Bonds (I-75 Improvement Project)	5.00	6/30/2024	2,000,000		2,014,815
Saginaw Hospital Finance Authority, Revenue Bonds, Refunding (Covenant Medical Center)	5.00	7/1/2025	625,000		645,319

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Michigan - 3.4% (continued)
Saginaw Hospital Finance Authority, Revenue Bonds, Refunding (Covenant Medical Center)	5.00	7/1/2024	715,000	731,739
				7,367,165
Minnesota - .6%
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	150,000	155,260
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	1,000,000	1,035,070
				1,190,330
Missouri - .5%
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, Refunding (Iatan 2 Project) Ser. A	5.00	1/1/2026	1,000,000	1,020,568
Nevada - .6%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	6/15/2025	1,300,000	1,286,908
New Jersey - 3.0%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	5.00	6/1/2025	2,000,000	2,079,678
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. B	5.00	12/1/2025	850,000	880,137
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	2,500,000	2,547,564
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	1,040,000	1,051,504
				6,558,883
New Mexico - .8%
New Mexico Finance Authority, Revenue Bonds, Ser. A	5.00	6/15/2025	1,625,000	1,699,146
New York - 10.5%
Metropolitan Transportation Authority, BAN, Ser. A1	5.00	2/1/2023	1,710,000	1,719,568
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/15/2022	790,000	791,545
New York City, GO, Refunding, Ser. A1	5.00	8/1/2025	2,000,000	2,093,622
New York City Housing Development Corp., Revenue Bonds (Insured; Federal Housing Administration) Ser. F2	0.60	7/1/2025	1,000,000	[a] 908,422

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 10.5% (continued)
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. BB2	5.00	6/15/2027	4,000,000		4,221,076
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	5.00	8/1/2024	4,500,000		4,644,664
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2025	1,450,000		1,518,258
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	5.00	2/15/2025	1,500,000		1,558,076
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	5.00	3/15/2025	2,000,000		2,082,907
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal LLC)	5.00	12/1/2027	1,000,000		1,021,966
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal LLC)	5.00	12/1/2025	1,000,000		1,029,149
Port Authority of New York & New Jersey, Revenue Bonds, Refunding	5.00	9/1/2023	1,000,000		1,012,501
				22,601,754
North Carolina - 3.5%
North Carolina Medical Care Commission, Revenue Bonds (Caromont Health Obligated Group) Ser. B	5.00	2/1/2026	2,000,000	[a]	2,080,581
North Carolina Turnpike Authority, BAN	5.00	2/1/2024	2,500,000		2,548,531
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds (Atrium Health Obligated Group) Ser. B	5.00	12/2/2024	2,750,000	[a]	2,828,134
				7,457,246
Ohio - 4.2%
Cincinnati Water System, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2024	1,020,000		1,059,925
Miami University, Revenue Bonds, Refunding	5.00	9/1/2024	1,000,000		1,032,412
Ohio, Revenue Bonds, Ser. 2019-1	5.00	12/15/2024	1,500,000		1,556,468
Ohio, Revenue Bonds, Ser. A	5.00	6/1/2025	2,790,000		2,915,609

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Ohio - 4.2% (continued)
Sycamore Community School District, GO, Refunding	4.00	12/1/2024	2,415,000	2,460,522
				9,024,936
Oklahoma - 1.4%
Oklahoma Development Finance Authority, Revenue Bonds (Gilcrease Expressway LLC)	1.63	7/6/2023	1,000,000	973,804
Oklahoma Municipal Power Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	1/1/2024	1,000,000	1,021,918
Oklahoma Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	1,000,000	1,035,727
				3,031,449
Pennsylvania - 8.7%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2024	2,000,000	2,043,820
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2023	1,000,000	1,008,372
Delaware River Joint Toll Bridge Commission, Revenue Bonds, Ser. A	5.00	7/1/2025	1,000,000	1,047,399
Pennsylvania, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. 1st	5.00	9/15/2025	3,000,000	3,157,343
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	2.15	7/1/2024	2,500,000	[a] 2,424,499
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/15/2028	185,000	203,803
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2025	1,000,000	1,044,849
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2024	2,000,000	2,054,974
Philadelphia, GO, Ser. A	5.00	5/1/2025	5,000,000	5,185,984
Philadelphia Gas Works, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2025	500,000	521,070
				18,692,113
Rhode Island - .4%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2026	725,000	755,492

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
South Carolina - 2.1%
Piedmont Municipal Power Agency, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2027	3,000,000	3,140,294
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2024	1,400,000	1,435,922
				4,576,216
Texas - 12.5%
Brazos Higher Education Authority Inc., Revenue Bonds, Ser. 1A	5.00	4/1/2025	685,000	700,034
Brazos Higher Education Authority Inc., Revenue Bonds, Ser. 1A	5.00	4/1/2024	600,000	609,127
Central Texas Regional Mobility Authority, BAN, Ser. F	5.00	1/1/2025	1,500,000	1,526,159
Grand Parkway Transportation Corp., BAN	5.00	2/1/2023	5,000,000	5,023,654
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. C	5.00	5/15/2025	1,705,000	1,751,113
Lewisville Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2025	1,000,000	1,049,650
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.)	5.00	5/15/2024	1,475,000	1,513,721
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.) Ser. A	5.00	5/15/2024	1,040,000	1,067,302
Lower Colorado River Authority, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2026	1,390,000	1,445,675
Lubbock Electric Light & Power System, Revenue Bonds, Refunding	5.00	4/15/2026	675,000	708,963
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	2,500,000	2,583,845
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.50	8/15/2023	3,500,000	[a] 3,475,385
Tarrant County College District, GO	5.00	8/15/2027	1,165,000	1,255,284
Tarrant County College District, GO	5.00	8/15/2025	4,180,000	4,380,521
				27,090,433
U.S. Related - .9%
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	2,000,000	2,020,869
Utah - .5%
Utah, GO, Ser. B	5.00	7/1/2025	1,000,000	1,050,624

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Virginia - 2.9%
Hampton Roads Transportation Accountability Commission, BAN, Ser. A	5.00	7/1/2026	2,500,000	2,641,400
Roanoke Economic Development Authority, Revenue Bonds, Refunding (Carilion Clinic Obligated Group)	5.00	7/1/2024	1,000,000	1,028,531
Virginia Public School Authority, Revenue Bonds, Ser. VIII	5.00	4/15/2025	2,500,000	2,608,807
				6,278,738
Washington - 2.3%
Grant County Public Utility District No. 2, Revenue Bonds, Refunding, Ser. R	2.00	12/1/2025	2,000,000	[a] 1,918,727
Port of Seattle, Revenue Bonds	5.00	4/1/2024	2,000,000	2,040,606
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. B1	5.00	8/1/2024	1,040,000	[a] 1,053,579
				5,012,912
Total Investments (cost $224,953,521)			98.9%	213,524,957
Cash and Receivables (Net)			1.1%	2,375,289
Net Assets			100.0%	215,900,246

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
General Obligation	16.1
Transportation	14.7
General	14.7
Medical	10.1
Development	8.6
Water	5.9
Power	5.8
Airport	5.7
School District	5.2
Education	3.9
Tobacco Settlement	2.5
Student Loan	2.2
Utilities	1.4
Prerefunded	1.0
Single Family Housing	.5
Multifamily Housing	.4
Housing	.2
98.9

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	224,953,521	213,524,957
Cash		575,085
Interest receivable		2,961,171
Receivable for shares of Beneficial Interest subscribed		70,064
Prepaid expenses		39,955
		217,171,232
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		63,017
Payable for investment securities purchased		1,042,110
Payable for shares of Beneficial Interest redeemed		112,698
Other accrued expenses		53,161
		1,270,986
Net Assets ($)		215,900,246
Composition of Net Assets ($):
Paid-in capital		228,980,099
Total distributable earnings (loss)		(13,079,853)
Net Assets ($)		215,900,246

Net Asset Value Per Share	Class A	Class D	Class I	Class Y
Net Assets ($)	14,960,525	149,289,205	51,635,299	15,217
Shares Outstanding	1,219,062	12,167,151	4,207,011	1,243
Net Asset Value Per Share ($)	12.27	12.27	12.27	12.24

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2022 (Unaudited)

Investment Income ($):
Interest Income	1,353,943
Expenses:
Management fee—Note 3(a)	314,453
Service plan fees—Note 3(b)	77,829
Shareholder servicing costs—Note 3(c)	74,093
Professional fees	62,597
Registration fees	37,248
Trustees’ fees and expenses—Note 3(d)	8,782
Chief Compliance Officer fees—Note 3(c)	8,008
Prospectus and shareholders’ reports	6,568
Loan commitment fees—Note 2	2,466
Custodian fees—Note 3(c)	1,986
Miscellaneous	20,674
Total Expenses	614,704
Less—reduction in expenses due to undertaking—Note 3(a)	(66,480)
Net Expenses	548,224
Net Investment Income	805,719
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,053,103)
Net change in unrealized appreciation (depreciation) on investments	(4,195,097)
Net Realized and Unrealized Gain (Loss) on Investments	(5,248,200)
Net (Decrease) in Net Assets Resulting from Operations	(4,442,481)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Operations ($):
Net investment income	805,719	2,257,536
Net realized gain (loss) on investments	(1,053,103)	177,667
Net change in unrealized appreciation (depreciation) on investments	(4,195,097)	(11,957,370)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,442,481)	(9,522,167)
Distributions ($):
Distributions to shareholders:
Class A	(48,410)	(168,753)
Class D	(539,212)	(1,479,686)
Class I	(217,630)	(607,647)
Class Y	(62)	(143)
Total Distributions	(805,314)	(2,256,229)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,129,796	7,863,738
Class D	10,582,918	29,100,528
Class I	18,176,266	58,875,749
Distributions reinvested:
Class A	43,627	156,065
Class D	489,374	1,362,751
Class I	215,304	601,906
Class Y	58	135
Cost of shares redeemed:
Class A	(7,752,932)	(14,899,810)
Class D	(26,476,492)	(40,407,740)
Class I	(32,161,800)	(52,662,705)
Class Y	-	(11)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(35,753,881)	(10,009,394)
Total Increase (Decrease) in Net Assets	(41,001,676)	(21,787,790)
Net Assets ($):
Beginning of Period	256,901,922	278,689,712
End of Period	215,900,246	256,901,922

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Capital Share Transactions (Shares):
Class A
Shares sold	90,513	603,243
Shares issued for distributions reinvested	3,498	11,982
Shares redeemed	(620,139)	(1,142,191)
Net Increase (Decrease) in Shares Outstanding	(526,128)	(526,966)
Class D
Shares sold	846,536	2,225,897
Shares issued for distributions reinvested	39,263	104,749
Shares redeemed	(2,123,308)	(3,111,914)
Net Increase (Decrease) in Shares Outstanding	(1,237,509)	(781,268)
Class I
Shares sold	1,450,324	4,510,118
Shares issued for distributions reinvested	17,272	46,302
Shares redeemed	(2,574,656)	(4,046,849)
Net Increase (Decrease) in Shares Outstanding	(1,107,060)	509,571
Class Y
Shares issued for distributions reinvested	4	11
Shares redeemed	-	(1)
Net Increase (Decrease) in Shares Outstanding	4	10

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Edned
September 30, 2022		Year Ended March 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.55	13.11	12.91	12.91	12.79	12.92
Investment Operations:
Net investment income[a]	.03	.09	.13	.16	.15	.12
Net realized and unrealized gain (loss) on investments	(.28)	(.57)	.20	.01	.12	(.13)
Total from Investment Operations	(.25)	(.48)	.33	.17	.27	(.01)
Distributions:
Dividends from net investment income	(.03)	(.08)	(.13)	(.17)	(.15)	(.12)
Net asset value, end of period	12.27	12.55	13.11	12.91	12.91	12.79
Total Return (%)[b]	(1.96)[c]	(3.65)	2.54	1.29	2.16	(.06)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69[d]	.67	.67	.68	.66	.67
Ratio of net expenses to average net assets	.64[d]	.64	.64	.64	.64	.65
Ratio of net investment income to average net assets	.54[d]	.65	.97	1.27	1.19	.95
Portfolio Turnover Rate	5.24[c]	31.30	21.22	47.12	17.10	13.40
Net Assets, end of period ($ x 1,000)	14,961	21,910	29,784	30,087	19,457	43,209

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
September 30, 2022		Year Ended March 31,
Class D Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.55	13.11	12.91	12.91	12.78	12.91
Investment Operations:
Net investment income[a]	.04	.10	.15	.18	.17	.14
Net realized and unrealized gain (loss) on investments	(.28)	(.56)	.20	.01	.13	(.13)
Total from Investment Operations	(.24)	(.46)	.35	.19	.30	.01
Distributions:
Dividends from net investment income	(.04)	(.10)	(.15)	(.19)	(.17)	(.14)
Net asset value, end of period	12.27	12.55	13.11	12.91	12.91	12.78
Total Return (%)	(1.89)[b]	(3.51)	2.70	1.44	2.40	.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54[c]	.53	.53	.53	.51	.54
Ratio of net expenses to average net assets	.49[c]	.49	.49	.49	.49	.50
Ratio of net investment income to average net assets	.69[c]	.79	1.12	1.43	1.36	1.10
Portfolio Turnover Rate	5.24[b]	31.30	21.22	47.12	17.10	13.40
Net Assets, end of period ($ x 1,000)	149,289	168,256	185,909	182,713	198,508	230,789

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
September 30, 2022		Year Ended March 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.56	13.11	12.91	12.91	12.79	12.92
Investment Operations:
Net investment income[a]	.05	.11	.16	.20	.18	.15
Net realized and unrealized gain (loss) on investments	(.29)	(.54)	.20	-	.13	(.13)
Total from Investment Operations	(.24)	(.43)	.36	.20	.31	.02
Distributions:
Dividends from net investment income	(.05)	(.12)	(.16)	(.20)	(.19)	(.15)
Net asset value, end of period	12.27	12.56	13.11	12.91	12.91	12.79
Total Return (%)	(1.92)[b]	(3.33)	2.79	1.54	2.41	.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.49[c]	.47	.47	.49	.43	.46
Ratio of net expenses to average net assets	.39[c]	.39	.39	.39	.39	.40
Ratio of net investment income to average net assets	.79[c]	.87	1.22	1.53	1.44	1.20
Portfolio Turnover Rate	5.24[b]	31.30	21.22	47.12	17.10	13.40
Net Assets, end of period ($ x 1,000)	51,635	66,721	62,981	69,664	70,043	103,960

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
September 30, 2022		Year Ended March 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.52	13.07	12.88	12.87	12.79	12.92
Investment Operations:
Net investment income[a]	.05	.12	.16	.20	.19	.16
Net realized and unrealized gain (loss) on investments	(.28)	(.55)	.19	.01	.08	(.14)
Total from Investment Operations	(.23)	(.43)	.35	.21	.27	.02
Distributions:
Dividends from net investment income	(.05)	(.12)	(.16)	(.20)	(.19)	(.15)
Net asset value, end of period	12.24	12.52	13.07	12.88	12.87	12.79
Total Return (%)	(1.84)[b]	(3.35)	2.73	1.64	2.10	.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.49[c]	.75	.75	1.99	.65	.54
Ratio of net expenses to average net assets	.39[c]	.39	.39	.39	.39	.40
Ratio of net investment income to average net assets	.81[c]	.89	1.22	1.54	1.51	1.20
Portfolio Turnover Rate	5.24[b]	31.30	21.22	47.12	17.10	13.40
Net Assets, end of period ($ x 1,000)	15	16	16	16	1	34

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Short Term Municipal Bond Fund (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

The fund’s Board of Trustees (the “Board”) approved, effective June 30, 2022 (the “Effective Date”), a change in the fund’s name from“BNY Mellon Short-Intermediate Municipal Bond Fund” to “BNY Mellon Short Term Municipal Bond Fund.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class D, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year and bear Shareholder Services Plan fees. Class D shares are sold at net asset value per share directly by the Adviser and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs and bear Service Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Service or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Service or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

As of September 30, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 76 Class Y shares.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	213,524,957	-	213,524,957

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended March 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $869,047 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2022. The fund has $365,566 of short-term capital losses and $503,481 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2022 was as follows: tax-exempt income $2,256,229. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022 (“FASB Effective Date”). Management had evaluated the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management will be adopting ASU 2020-04 and ASU 2021-01 on FASB Effective Date or if amended ASU 2020-04 new extended FASB Effective Date, if any. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of September 30, 2022, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Effective Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. As of the Effective Date, the management agreement between the fund and the Adviser was amended to reflect a reduction in the management fee payable by the fund to the Adviser from an annual rate of .30% to an annual rate of .25% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from April 1, 2022 through August 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Service Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .39% of the value of the fund’s average daily net assets. On or after August 1, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $66,480 during the period ended September 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .12% of the value of the fund’s average daily net assets. As of the Effective Date, the sub-investment advisory agreement between the Adviser and the Sub-Adviser was amended to reduce the sub-advisory fee payable by the Adviser to the Sub-Adviser from an annual rate of .144% to an annual rate of .12% of the value of the fund’s average daily net assets.

During the period ended September 30, 2022, the Distributor retained $166 from commissions earned on sales of the fund’s Class A shares and $2,443 from CDSC fees on redemptions of the fund’s Class A shares.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .10% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, Class D shares bear (i) the costs of preparing, printing and distributing prospectuses and statements of additional information used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended September 30, 2022, Class D shares were charged $77,829 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2022, Class A shares were charged $22,409, pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2022, the fund was charged $18,111 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2022, the fund was charged $1,986 pursuant to the custody agreement.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended September 30, 2022, the fund was charged $958 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended September 30, 2022, the fund was charged $8,008 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $45,059, Service Plan fees of $12,441, Shareholder Services Plan fees of $3,107, Custodian fees of $1,633, Chief Compliance Officer fees of $3,808 and Transfer Agent fees of $6,087, which are offset against expense reimbursement currently in effect in the amount of $9,118.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2022, amounted to $11,767,581 and $46,361,677, respectively.

At September 30, 2022, accumulated net unrealized depreciation on investments was $11,428,564, consisting of $3,497 gross unrealized appreciation and $11,432,061 gross unrealized depreciation.

At September 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on August 1-2, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional short municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional short municipal debt funds (the “Performance Universe”), all for various periods ended June 30, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the

Performance Group (the “Expense Group”) and with a broader group of all institutional short municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, and below the Performance Universe median for all periods, except the ten-year period when the fund’s total return performance was above the Performance Universe median. The Board also considered that the fund’s yield performance was above or at the Performance Group median for seven of the ten one-year periods ended June 30th and above the Performance Universe medians for nine of the ten one-year periods ended June 30th. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted the explanations from the Adviser concerning the reasons for the fund’s relative performance versus the peer groups for the various periods. The Board also noted that, effective June 30, 2022, the range of the fund’s dollar-weighted average portfolio maturity was lowered from two to three years to one to three years and the fund changed its benchmark index from the Bloomberg Municipal Bond 3-Year Index to Bloomberg Municipal Bond 1 to 3 Year Blend.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and slightly lower than the Expense Universe median total expenses.

The Board noted that, effective June 30, 2022, the fund’s contractual management fee was reduced from an annual rate of 0.30% to an annual rate of 0.25% of the value of the

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund’s average daily net assets. In addition, representatives of the Adviser stated that the Adviser has contractually agreed, until August 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.39% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the contractual management fee paid by the one other fund advised by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less.

Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the explanations from the Adviser concerning the reasons for the fund’s relative performance and efforts to improve the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser, the Sub-Adviser and their affiliates, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

************

At a meeting of the fund’s Board of Trustees held on May 11, 2022 (the “May Meeting”), the Board considered the approval of an amendment of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”, and together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Adviser proposed to amend the Management Agreement to reduce the management fee payable by the fund from an annual rate of .30% to an annual rate of .25% of the value of the fund’s average daily net assets, and to amend the Sub-Investment Advisory Agreement to reduce the fee payable by the Adviser to the Sub-Adviser from an annual rate of .144% to an annual rate of .12% of the value of the fund’s average daily net assets. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. Since the Board had considered and renewed the Management Agreement at a Board meeting held on August 3-4, 2021 (the “August Meeting”) and, other than as discussed below, there had been no material changes in the information presented at the August Meeting, the Board addressed certain relevant considerations by reference to the Board’s considerations and determinations at the August Meeting. In considering the amendment of the Management Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund, noting that there had been no material changes in this information since the August Meeting. Representatives of the Adviser stated, and the Board considered, that the Adviser would continue to provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting, and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered that the Adviser stated that there will be no diminution in the nature, extent or quality of the services provided to the fund pursuant to the Agreements, as proposed to be amended, by the Adviser or the Sub-Adviser or their affiliates.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Adviser referred to information reviewed at the August Meeting comparing the fund’s performance with the performance of a group of comparable funds.

The Adviser also referred the Board to reports provided at the August Meeting prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional short municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional short municipal debt funds (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional short municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis.

At the August Meeting, the Board discussed with representatives of the Adviser the results of the comparisons and determined that it was satisfied with the fund’s performance. In addition, at the August Meeting, the Board considered that the fund’s contractual management fee at the time was equal to the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median and lower than the Expense Universe median total expenses. At the May Meeting, the Board considered that the fund’s contractual management fee, as proposed to be amended, was lower than the Expense Group median contractual management fee and the Expense Universe actual management fee median.

At the May Meeting, the Adviser agreed to extend the contractual agreement, until August 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .39%.

Also at the August Meeting, representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the one fund advised by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”) and explained the nature of the Similar Fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to the Adviser from acting as investment adviser pursuant to the Management Agreement at the August Meeting. Representatives of the Adviser noted that the amendment of the Management Agreement could result in a reduction in the Adviser’s fee (and therefore negatively impacting profitability and any potential economies of scale) and that any potential benefits would not change materially as a result of the amendment from those considered at the August Meeting.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the amendment of the Agreements. Based on the discussions and considerations as described above, including the Adviser’s statement that there will be no diminution of the nature, extent or quality of the services provided to the fund, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser would continue to be adequate and appropriate.

• The Board concluded that the fees to be paid to the Adviser and Sub-Adviser, as proposed to be reduced, were appropriate under the circumstances and in light of the factors and the totality of the services provided as previously considered, as discussed above.

In evaluating the Agreements, at the August Meeting and/or in connection with the consideration of the amendment of the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Management Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to approve the amendments to the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

For More Information

BNY Mellon Short Term Municipal Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DMBAX Class D: DSIBX Class I: DIMIX Class Y: DMYBX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6219SA0922

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Short Term Municipal Bond Fund

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: November 21, 2022

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: November 21, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)